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                            PERFORMANCE FUNDS TRUST
                       SUPPLEMENT DATED NOVEMBER 22, 1996
                    TO PROSPECTUSES DATED SEPTEMBER 27, 1996

     This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

     Effective November 11, 1996 BISYS Fund Services, Inc. ("BISYS") became the successor Transfer Agent to Furman Selz LLC. All references to Furman Selz as Transfer Agent in the Prospectus shall refer to BISYS. At a meeting on October 3, 1996 the Board of Trustees of Performance Funds Trust also approved, as successor Administrator to Furman Selz LLC, BISYS Fund Services Limited Partnership d/b/a/ BISYS Fund Services. The Board of Trustees also approved, as successor Accounting Agent to Furman Selz LLC, BISYS Fund Services, Inc. In addition, the Board approved a new Distribution Agreement with Performance Funds Distributor, Inc., which will become an affiliate of each BISYS entity at the time of conversion. BISYS and its affiliates have their principal places of business at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS and its affiliates will perform the same services as each predecessor at an identical fee. The remaining conversions are expected to occur during the last quarter of 1996.

PLEASE NOTE THE FOLLOWING REVISIONS OF PROCEDURE, EFFECTIVE IMMEDIATELY. Except as indicated below, all other procedures in the Funds' Prospectuses will remain in effect:

PURCHASES

     Purchases orders for the Money Market Fund received by 1:30 p.m. Eastern Standard Time will become effective that day. Purchase orders for all other Funds received prior to 4:00 p.m. Eastern Time and transmitted to the Distributor prior to 4:00 p.m. Eastern Time will become effective that day.

     Please call 1-800-737-3676 for wiring instructions. A completed application must be overnighted to the Fund in advance of the wire to Performance Funds Trust c/o BISYS Fund Services, Inc. 3435 Stelzer Road, Columbus, OH 43219-8021. Notification must be given to the Fund at 1-800-737-3676 prior to 4:00 p.m., Eastern Standard Time, of the wire date or 1:30 p.m. Eastern Standard Time in the case of the Money Market Fund.

     Payments to open new accounts should be sent to Performance Funds Trust, P.O. Box 182484, Columbus, OH 43218-2484, together with a completed application.

     Purchases made by check in any Fund are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen days.

     No third party or foreign checks are accepted.

INDIVIDUAL RETIREMENT ACCOUNTS

     The Funds may be used as an investment for new or existing IRAs. Shares may also be purchased for IRAs established with Trustmark or other authorized custodians.

EXCHANGE PRIVILEGES

     EXCHANGE BY MAIL -- A letter of instruction should be sent by mail to BISYS. No signature guarantee is required.

REDEMPTIONS

     BY MAIL -- Requests should be addressed to Performance Funds Trust, P.O. Box 182484, Columbus, OH 43218-2484. To protect shareholder accounts, the Funds and its transfer agent from fraud, a signature
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guarantee will be required when redemptions proceeds are to be sent to an address other than the registered address.

     Telephone redemption and telephone exchanges will be suspended for a period of 10 days following a telephone address change.

     If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to Performance Funds Trust, c/o BISYS Fund Services, Inc., P.O. Box 182484, Columbus, OH 43218-2484.